UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 28, 2008

ULTICOM, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30121	22-2050748
State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	I.R.S. Employer Identification No.

1020 Briggs Road,

Mount Laurel, New Jersey

08054

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors.

On October 28, 2008, Ulticom, Inc. (the “Company”) was informed that in connection with the separation of Avi T. Aronovitz from employment at Comverse Technology, Inc. (“Comverse”), the Company’s majority stockholder, Comverse and Mr. Aronovitz entered into a letter agreement, dated October 28, 2008 (the “Letter Agreement”), which provides for the termination of Mr. Aronovitz’s employment as Vice President of Finance and Treasurer of Comverse, effective as of the close of business on November 30, 2008 (the “Separation Date”). Pursuant to the terms of the Letter Agreement, Mr. Aronovitz agreed to resign as a director of the Company on the Separation Date or any earlier date requested by Comverse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTICOM, INC.

Date: October 31, 2008	By:	/s/ Shawn Osborne Shawn Osborne
Name:
	Title:	Chief Executive Officer

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